SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) July 23, 2002
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                               ChemFirst Inc.
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             (Exact Name of Registrant as Specified in Charter)


   Mississippi                          001-12547               64-0679456
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(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
   of Incorporation                                         Identification No.)


                  700 North Street, P. O. Box 1249
                         Jackson, Mississippi                  39215-1249
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               (Address of Principal Executive Offices) (Zip Code)


(Registrant's Telephone Number, including Area Code)          (601) 948-7550
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                               Not Applicable
                               --------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 5. Other Events.

         On July 23, 2002, ChemFirst Inc. and E. I. du Pont de Nemours and Company announced the signing of an Agreement and Plan of Merger for the acquisition of ChemFirst Inc. by DuPont in a cash transaction valued at $408 million, with a ChemFirst per share value of $29.20. A copy of the Agreement and Plan of Merger is filed as Exhibit 2.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

Exhibit No.   Description

2.1 Agreement and Plan of Merger among E. I. du Pont de Nemours and Company, Purple Acquisition Corporation and ChemFirst Inc. dated as of July 23, 2002.



                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHEMFIRST INC.


Date:  July 25, 2002
                                         By:  /s/ Max P. Bowman
                                             ---------------------------------
                                         Name:   Max P. Bowman
                                         Title:  Vice President, Finance
                                                 and Chief Financial Officer



                               EXHIBIT INDEX


Exhibit No.      Description

2.1 Agreement and Plan of Merger among E. I. du Pont de Nemours and Company, Purple Acquisition Corporation and ChemFirst Inc. dated as of July 23, 2002.